Exhibit 10.46

Date	6 April 2006

Our Ref	CRC/CDT/LC/MG/DS/TRITI1
PRIVATE & CONFIDENTIAL
Trio-Tech International Pte Ltd
1008 Toa Payoh North
#03-09/18
Toa Payoh Industrial Estate
Singapore 318996

Attention:	Mr Victor Ting Chief Financial Officer
Dear Sirs
RECEIVABLES PURCHASE AGREEMENT :   TRIO-TECH INTERNATIONAL PTE LTD
We refer to the Receivables Purchase Facility Letter dated 11 August 2003 (the “Facility Letter”) and the two Receivables Purchase Agreements (the “Agreements”) dated 11 August 2003 setting out the terms and conditions of the Receivables Purchase Facility made available to your company (the “Company”) as varied by our letter dated 15 September 2005 (the “3rd Supplemental Letter”).
Following our recent discussions, we are pleased to confirm that Condition (viii) is deleted and Condition (ix) under “Conditions” shall be varied as follows:
CONDITIONS
(ix)	The Company is to maintain a minimum networth of SGD12,000,000 at all times

Networth is defined as the aggregate of paid-up capital and revenue reserves, excluding revaluation reserves and deducting any loans made to the directors in their personal capacities or to the parent company, Trio-Tech International, United States of America directly and indirectly or other related companies and other intangible assets
The variation set out above will take effect from the date of this letter (the “4th Supplemental Letter”).
Except for the above variation, all the terms of the Facility Letter and Agreements will remain in full force and effect in all other respects.
Expressions used in the 4th Supplemental Letter have the same meanings as defined in the Agreements unless otherwise defined or the context otherwise requires.

Standard Chartered Bank
Credit Risk Control
Wholesale Banking
1 Tampines Central 5, CPF Tampines Building #03-01
Singapore 529508	Tel +65 6876 0888
Robinson Road P. 0. Box 1901, Singapore 903801	Fax +65 6260 2513
Incorporated in England with limited liability by Royal Charter 1853
The Principal Office of the Company is situated In England of 1 Aldarmanbury Square London EC2V 7SB Reference Number ZC 1B
Trio-Tech International Pte Ltd Page 1 of 2

Please sign the enclosed copy of the 4th Supplemental Letter and return it to
Standard Chartered Bank
Client Relationships
Credit Operations
CPF Tampines Building #03-01
1 Tampines Central 5
Singapore 529508
Attention: Ms Diana Soh
within one month after the date of the 4th Supplemental Letter
The 4th Supplemental letter will be governed by Singapore law.
Yours faithfully,
For and on behalf of
STANDARD CHARTERED BANK
Singapore Branch

/s/ Manish Gupta Manish Gupta
Vice President
Local Corporates
ACCEPTANCE
We confirm acceptance of the facility on the terms and conditions outlined in the 4th Supplemental Letter dated 6 April 2006.
For and on behalf of
Trio-Tech International Pte Ltd

/s/ Yong Siew Wai Authorised Signatory
Date:
Trio-Tech International Pte Ltd Page 2 of 2